UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

Quantum Cyber N.V.

(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-41010	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Belvedere Road Suite 500, West Palm Beach, FL 33406

(Address of Principal Executive Offices) (Zip Code)

+1 (561) 562-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Ordinary Shares, nominal value €0.01 per share	QUCY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On June 26, 2026, Quantum Drones Corporation (“Quantum Drones”), a Nevada corporation and wholly-owned subsidiary of Quantum Cyber N.V. (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Arcade Technology LLC, a Connecticut limited liability company (“Arcade Technology”), pursuant which, subject to the terms and conditions set forth therein, Quantum Drones agreed to purchase from Arcade Technology substantially all the assets of Arcade Technology used in Arcade Technology’s business of providing precision metal stamping services as well as tool design and manufacturing services under the trade name Arcade Metal Stamping (the “Business”), including the trade name “Arcade Metal Stamping,” inventory, furniture, equipment, intellectual property, customer contracts and lists, permits and licenses, phone numbers and email lists, assigned contracts, and goodwill (collectively, the “Acquired Assets”), which excludes the Excluded Assets and Excluded Liabilities (each as defined in the APA) (collectively, the “Arcade Technology Acquisition”). In consideration of the Acquired Assets, Quantum Drones agreed to pay $900,000 to Arcade Technology plus the value of the non-defective, non-obsolete inventory of the Business. The aggregate consideration for the Business and Property (as defined herein) is $3,200,000, prior to adjustments or inventory value accounting, which aggregate consideration may be reallocated between the APA and PSA (as defined herein) provided the aggregate purchase price equals $3,200,000.

The closing of the Arcade Technology Acquisition is expected to occur on the third business day following expiration of the due diligence period (or such earlier date as agreed to by the parties) (the “Closing”), and is subject to certain closing conditions, including (i) the satisfactory completion of Quantum Drones’ due diligence investigation of Arcade Technology, the Business and the Acquired Assets during a ten-day due diligence period, (ii) Quantum Drones’ receipt of a notice from the Connecticut Department of Revenue Services regarding sales and use tax clearance requirements (or, alternatively, withholding of an estimated escrow amount from the Purchase Price pending receipt of such notice), and (iii) the simultaneous closing of the Property Acquisition (as defined below). The APA contains certain representations and warranties, termination provisions, covenants and indemnities customary for similar transactions. In addition, the APA provides that the APA may be terminated by Quantum Drones in its sole and absolute discretion during the due diligence period.

In connection with the execution of the APA, Quantum Drones entered into certain ancillary agreements, including employment agreements for certain employees of Arcade Technology. In addition, pursuant to the APA, Arcade Technology granted to Quantum Drones a license (the “License”) to (i) dropship equipment to, and store such equipment at, 38 Union Avenue, Bridgeport, Connecticut (the “Property”) and (ii) set-up and prepare Quantum Drones’ equipment in consideration for $10,000 per month. The License may be terminated upon the earlier of (i) the Closing and (ii) Arcade Technology’s written notice to Quantum Drones that it is terminating the License, provided such notice must be given at least 30 days in advance and cannot be provided prior to termination of the APA.

The foregoing summary of the Arcade Technology Acquisition and the terms and conditions of the APA is subject to, and is qualified in its entirety by, the full text of the APA, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Purchase and Sale Agreement

On June 26, 2026, in connection with the Arcade Technology Acquisition, Quantum Drones entered into a Purchase and Sale Agreement (the “PSA”) with Arcade Realty LLC, a Connecticut limited liability company (“Arcade Realty”), for the acquisition of the Property, for an aggregate purchase price equal to $2,300,000 (the “Property Acquisition”). Quantum Drones delivered a deposit of $300,000 to the escrow agent in connection with the PSA (the “Deposit”).

The closing of the Property Acquisition is expected to occur simultaneously with the Closing of the Arcade Technology Acquisition, and is subject to certain customary closing conditions, including the simultaneous closing of the Arcade Technology Acquisition. The PSA contains certain representations and warranties, covenants, events of default provisions and indemnities customary for similar transactions; provided, however, that the representations and warranties of Arcade Realty and Quantum Drones do not survive the closing. The Property will be conveyed on an “as-is, where-is, with all faults” basis, except as otherwise expressly provided in the PSA.

In connection with the closing of the Property Acquisition, Arcade Realty has agreed to place into escrow $250,000 (the “Escrow Funds”) to indemnify Quantum Drones for (i) breaches of the PSA by Arcade Realty, (ii) breaches of the APA by Arcade Technology, (iii) sales and use tax liability of Arcade Technology under the APA, if any, and (iv) the cost to remediate environmental conditions at the Property to the extent recommended by Quantum Drones’ licensed environmental professional. Claims under items (i) through (iii) are subject to a cap of $30,000 and must be submitted within 60 days following closing. In no event shall Arcade Realty’s liability for remediation costs exceed the Escrow Funds.

The foregoing summary of the Property Acquisition and the terms and conditions of the PSA is subject to, and is qualified in its entirety by, the full text of the PSA, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Amendment No. 2 to BP Intellectual Property License Agreement

On July 1, 2026, the Company entered into that certain Amendment No. 2 (“Amendment No. 2”), which amends that certain Intellectual Property License Agreement (as amended, the “IP Agreement”), dated as of May 12, 2026, as amended by Amendment No. 1 on June 1, 2026 (“Amendment No. 1”), by and between the Company and BP United, Inc. (“BP United”). Prior to Amendment No. 2, the IP Agreement provided for the Company’s reimbursement of BP United’s costs in connection with certain of the Company’s manufacturing operations in an aggregate amount of $1,000,000 (the “Reimbursement”). Pursuant to Amendment No. 2, the Reimbursement shall be removed in its entirety to provide for a one-time cash payment to BP United in an aggregate amount of $1,000,000, in consideration of BP United’s agreement to provide certain Technical Assistance (as defined in Amendment No. 1).

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On June 29, 2026, the Company issued a press release announcing the Arcade Technology Acquisition and the Property Acquisition. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated June 26, 2026, by and between Quantum Drones Corporation and Arcade Technology LLC.
10.2*	Purchase and Sale Agreement, dated June 26, 2026, by and between Arcade Realty LLC and Quantum Drones Corporation.
10.3	Amendment No. 2 to Intellectual Property License Agreement, dated as of July 1, 2026, by and between Quantum Cyber N.V. and BP United, Inc.
99.1	Press Release, dated June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended, because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quantum Cyber N.V.

	By:	/s/ William Caragol
	Name:	William Caragol
	Title:	Chief Financial Officer

Dated: July 1, 2026

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